UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2006

Lone Star Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15660 North Dallas Parkway,

Suite 500

Dallas, Texas 75248

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 770-6401

Not applicable

(Former name or former address, if changed since last report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 25, 2006, Lone Star Technologies, Inc. (“Lone Star”) filed a Form 8-K announcing that the board of directors of Lone Star adopted a new 2006 Employment Retention Policy (the “Policy”), which it is offering to certain of its officers and key employees.

Copies of the Policy and related form of Letter Agreement were finalized on October 31, 2006 and are attached hereto as, respectively, Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

Exhibit Number	Exhibit Title
10.1	2006 Employment Retention Policy
10.2	Form of Letter Agreement regarding 2006 Employment Retention Policy

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

By:	/s/ Robert F. Spears
Robert F. Spears,
Vice President, General Counsel and Secretary

Date:       November 1, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	2006 Employment Retention Policy
10.2	Form of Letter Agreement regarding 2006 Employment Retention Policy